                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-05770
             -------------------------------------------------------

                              THE CHILE FUND, INC.
             -------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                Hal Liebes, Esq.
                              The Chile Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2004 to June 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                  THE CHILE FUND, INC.

                                                   SEMI-ANNUAL REPORT
                                                      JUNE 30, 2004

       CH
     LISTED
     NYSE(R)


   3911-SA-04

 CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              3

Schedule of Investments                                                        4

Statement of Assets and Liabilities                                            6

Statement of Operations                                                        7

Statement of Changes in Net Assets                                             8

Financial Highlights                                                          10

Notes to Financial Statements                                                 12

Results of Annual Meeting of Shareholders                                     17

Privacy Policy Notice                                                         18

Description of InvestLink(SM) Program                                         19

Proxy Voting                                                                  22

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                                 August 17, 2004

DEAR SHAREHOLDER:

For the six month period ended June 30, 2004, The Chile Fund, Inc. (the "Fund") had a decrease in its net asset value of 4.42%, vs. a decline of 3.50% for the Morgan Stanley Capital International Chile Index* and a 6.8% decline in the IPSA Index**, measured in U.S. dollar terms. Factors that detracted from the Fund's relative performance during the period included not having had any exposure to a metals and mining stock that had a strong gain in the period, rising about 70%. In addition, the Fund's bank holdings collectively had a gain but lagged the index's bank component. Factors that aided the Fund's relative return included stock selection in the retail sector.

THE STOCK MARKET IN CHILE: MODESTLY DOWN DESPITE HEALTHY ECONOMY

The world's stock markets performed well over the first half of the period, but then tumbled on worries that interest rates would begin to rise. In addition, investor sentiment was dampened by concerns of a "hard landing" in China and by heightened geopolitical risk factors in general. Emerging stock markets outpaced developed markets during the initial rally, and underperformed when markets turned down in April and May. As of the end of June many emerging markets had positive results for the period, though the best performers were mostly small markets and the group as a whole posted a slight loss. Within Emerging Markets, Latin America outperformed; within Latin America the Chilean market was in the middle of the pack.

From a fundamental point of view, we believe the economy has performed in line with expectations. The recovery has been led by external demand, aided by high prices for commodities and in particular copper. There are clear signs of domestic demand picking up speed; however, the labor market remains subdued and unemployment relatively high. Most analysts are anticipating GDP growth of around 5% for the year. Inflation and interest rates remain at very low levels. The peso weakened steadily throughout the first six months of the year, losing 7% of its value against the U.S. dollar. On the negative side, foreign direct investment has fallen. The government's proposal to introduce a mining royalty tax, aimed primarily at foreign owned mining companies, has dampened investor sentiment generally by sending a negative signal about the government's general approach to taxation and private sector investment.

THE PORTFOLIO AND OUTLOOK: POSITIONED FOR A RECOVERY OF DOMESTIC DEMAND

We believe that the recovery should feed through to the labor market in due course and we remain optimistic on stocks sensitive to domestic consumption; therefore, we were overweight in sectors such as beverages. Also on the domestic demand theme, one noteworthy addition to the Fund was a major retailer that went public in May (we participated in its IPO). We continue to believe that the banking sector should benefit from an increase in domestic consumption, but we are roughly neutrally weighted there based mainly on valuation concerns. Amongst exporters, we have maintained exposure to exporters of wood pulp and other forestry products, which have performed well in the current commodity price environment.

We think that the Chilean market should be a relative beneficiary of lower appetite for risk around the world due to its traditional "safe haven" status and relative immunity to global capital flows. Thanks to the pension fund system, which continues to grow and mature and which is the lifeblood of the local capital markets, Chilean companies are increasingly

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

looking internally for equity finance and less to external sources of capital. In our view, this provides a measure of downside protection in a difficult market environment.

Respectfully,

/s/ Matthew J.K. Hickman

Matthew J.K. Hickman
Chief Investment Officer***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN CHILE, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Chile Index is an unmanaged index (with no defined investment objective) of Chilean equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** The IPSA Index is primarily a traded volume-based index. All stocks traded on the Santiago Stock Exchange are ranked according to a liquidity-indicator proxy called PRESENCE, which is the number of days the stock was traded, divided by the total number of trading days. The IPSA Index includes the top 40 names, according to this indicator. Once the components of the IPSA Index are determined, their actual weightings in the index are calculated based on market capitalization adjusted by traded volume.

*** Matthew J.K. Hickman, Vice President, is a portfolio manager specializing in emerging equity markets and is primarily responsible for management of the Fund's assets. He joined in 2003 from Compass Group Investment Advisors, where he was general manager of the private wealth management division based in Santiago, Chile. Previously, he was a financial advisor in Credit Suisse First Boston's Private Client Services channel; an equity analyst focusing on Latin American telecommunications companies and several Latin American country markets at ABN AMRO, Lehman Brothers, Bear, Stearns & Co. Inc. and James Capel; and an equity analyst and member of the management team for the Five Arrows Chile Fund at Rothschild Asset Management. Mr. Hickman holds a B.A. in modern languages from Cambridge University and a diploma in corporate finance from London Business School. He is fluent in Spanish, Portuguese and French, and is a candidate for Level II of the Chartered Financial Analyst Examination in 2004. He is also the Co-Chief Investment Officer of The Latin America Equity Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

 SECTOR ALLOCATION

                           AS A PERCENT OF NET ASSETS

                                            JUNE 30, 2004     DECEMBER 31, 2003
Banking                                              8.69%                 9.52%
Chemicals-Diversified                                3.03%                 3.02%
Diversified Operations                              18.89%                18.09%
Electric-Integrated                                 14.97%                18.30%
Food & Beverages                                     9.42%                 8.88%
Food-Retail                                          4.87%                 1.89%
Infrastructure                                       2.49%                 2.38%
Paper & Related Products                            10.33%                10.89%
Retail-Major Department Stores                       4.46%                 3.89%
Shipping                                             3.31%                 4.81%
Telephone-Integrated                                14.81%                14.91%
Other                                                4.73%                 3.42%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                      PERCENT OF
    HOLDING                                                     SECTOR                NET ASSETS
------------------------------------------------------------------------------------------------
 1. Empresas Copec S.A.                                 Diversified Operations           18.9

 2. Empresas CMPC S.A.                                 Paper & Related Products          10.3

 3. Compania de Telecomunicaciones de Chile S.A.         Telephone-Integrated            10.1

 4. Empresa Nacional de Electricidad S.A.                 Electric-Integrated             6.5

 5. Banco Santander Chile S.A.                                  Banking                   4.9

 6. Cencosud S.A.                                             Food-Retail                 4.9

 7. Enersis S.A.                                          Electric-Integrated             4.8

 8. Empresa Nacional de Telecomunicaciones S.A.          Telephone-Integrated             4.7

 9. S.A.C.I. Falabella, S.A.                        Retail-Major Department Stores        4.5

10. Embotelladora Andina S.A.                              Food & Beverages               4.3

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

                                                     NO. OF
DESCRIPTION                                          SHARES           VALUE
-------------------------------------------------------------------------------
 EQUITY SECURITIES-99.67%

 BANKING-8.69%
Banco de Chile                                      54,616,124   $    2,729,733
Banco Santander Chile S.A.                         271,350,000        6,909,030
Corpbanca S.A.                                     536,702,630        2,564,363
                                                                 --------------
                                                                     12,203,126
                                                                 --------------

 CERAMIC PRODUCTS-0.50%
Ceramicas Cordillera S.A.                               67,165          696,721
                                                                 --------------

 CHEMICALS-DIVERSIFIED-3.03%
Sociedad Quimica y Minera de
 Chile S.A., Class B                                 1,045,000        4,253,745
                                                                 --------------

 CONTAINERS-METAL/GLASS-1.22%
Cristalerias de Chile S.A.                             209,019        1,708,289
                                                                 --------------

 DIVERSIFIED OPERATIONS-18.89%
Empresas Copec S.A.                                  3,640,000       26,517,507
                                                                 --------------

 ELECTRIC DISTRIBUTION-0.32%
Compania General de
 Electricidad S.A.                                     115,021          447,429
                                                                 --------------

 ELECTRIC-INTEGRATED-14.97%
Colbun S.A.                                         51,499,991        5,099,410
Empresa Nacional de
 Electricidad S.A.                                  22,186,840        9,136,271
Enersis S.A.+                                       57,257,514        6,771,910
                                                                 --------------
                                                                     21,007,591
                                                                 --------------

 EXPLOSIVES-0.32%
Enaex S.A.                                             110,000          449,509
                                                                 --------------

 FOOD & BEVERAGES-9.42%
Coca-Cola Embonor
 S.A., Class A+                                      3,118,592        1,445,948
Compania Cervecerias
 Unidas S.A.                                           228,642          966,675
Embotelladora Andina
 S.A., PNA                                           1,491,855        3,048,191
Embotelladora Andina
 S.A., PNB                                           1,438,145        2,712,415
Embotelladora Andina S.A.,
 Series B, ADR                                          19,400   $      218,638
Vina Concha y Toro S.A.                              4,747,011        4,513,857
Vina San Pedro S.A.                                 35,487,169          312,343
                                                                 --------------
                                                                     13,218,067
                                                                 --------------

 FOOD-RETAIL-4.87%
Cencosud S.A.+                                       4,631,236        5,713,981
Cencosud S.A., ADR+                                     60,300        1,115,966
                                                                 --------------
                                                                      6,829,947
                                                                 --------------

 INFRASTRUCTURE-2.49%
Infraestructura 2000*+                              19,568,922        3,489,687
                                                                 --------------

 MINING-0.50%
Antofagasta plc                                         41,000          699,295
                                                                 --------------

 PAPER & RELATED PRODUCTS-10.33%
Empresas CMPC S.A.                                     788,522       14,500,130
                                                                 --------------

 PHARMACEUTICALS-0.27%
Farmacias Ahumada S.A.                                 154,925          374,985
                                                                 --------------

 RETAIL-MAJOR DEPARTMENT STORES-4.46%
S.A.C.I. Falabella, S.A.                             3,188,563        6,264,367
                                                                 --------------

 SHIPPING-3.31%
Compania SudAmericana de
 Vapores S.A.                                        3,944,799        4,649,438
                                                                 --------------

 TELEPHONE-INTEGRATED-14.81%
Compania de Telecomunicaciones
 de Chile S.A., ADR+                                    75,800          924,002
Compania de Telecomunicaciones
 de Chile S.A., Class A                              4,323,033       13,181,429
Empresa Nacional de
 Telecomunicaciones S.A.                             1,167,326        6,678,297
                                                                 --------------
                                                                     20,783,728
                                                                 --------------

 TEXTILES-0.03%
Zalaquett S.A.                                       1,496,767           42,345
                                                                 --------------

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

                                                     NO. OF
DESCRIPTION                                          SHARES           VALUE
-------------------------------------------------------------------------------
 UTILITIES-0.37%
Compania de Consumidores de
 Gas de Santiago S.A.                                  120,000   $      517,721
                                                                 --------------

 WATER-0.87%
Aguas Andina S.A., Class A                           4,711,365        1,221,808
                                                                 --------------

TOTAL EQUITY SECURITIES
 (Cost $89,865,434)                                                 139,875,435
                                                                 --------------

 SHORT-TERM INVESTMENTS-0.65%

 CHILEAN MUTUAL FUNDS-0.60%
Fondo Mutuo Moneda Liquidez,
 Series A                                              412,538          666,696
Security Check Fund                                     40,234          177,649
                                                                 --------------

TOTAL CHILEAN MUTUAL FUNDS
 (Cost $838,477)                                                        844,345
                                                                 --------------

                                                   PRINCIPAL
DESCRIPTION                                     AMOUNT (000'S)        VALUE
-------------------------------------------------------------------------------
 GRAND CAYMAN-0.05%
Brown Brothers Harriman & Co.,
 overnight deposit, 0.51%,
 07/01/04** (Cost $66,000)                      $           66   $       66,000
                                                                 --------------

TOTAL SHORT-TERM INVESTMENTS
 (Cost $904,477)                                                        910,345
                                                                 --------------

TOTAL INVESTMENTS-100.32%
 (Cost $90,769,911) (Notes A,D,F)                                   140,785,780
                                                                 --------------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.32)%                                                  (445,867)
                                                                 --------------
NET ASSETS-100.00%                                               $  140,339,913
                                                                 ==============

--------------------------------------------------------------------------------
+    Security is non-income producing.
* Not readily marketable security; security is valued at fair value as determined in good faith under procedures established by the Board of Directors. (See Note A.)
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS

Investments, at value (Cost $90,769,911) (Notes A,D,F)            $  140,785,780
Cash (including $184,238 of foreign currencies with a cost
  of $184,238)                                                           184,676
Receivables:
    Investments sold                                                     138,641
    Dividends                                                              2,640
Prepaid expenses                                                          15,647
                                                                  --------------
Total Assets                                                         141,127,384
                                                                  --------------

 LIABILITIES

Payables:
    Investments purchased                                                163,496
    Investment advisory fees (Note B)                                    348,809
    Administration fees (Note B)                                          34,586
    Directors' fees                                                       16,801
    Other accrued expenses                                               134,005
    Chilean repatriation taxes (Note A)                                   89,774
                                                                  --------------
Total Liabilities                                                        787,471
                                                                  --------------
NET ASSETS (applicable to 10,139,926 shares of common
  stock outstanding) (Note C)                                     $  140,339,913
                                                                  ==============

 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 10,139,926 shares
  issued and outstanding (100,000,000 shares authorized)          $       10,140
Paid-in capital                                                       81,037,892
Undistributed net investment income                                    1,927,703
Accumulated net realized gain on investments and foreign
  currency related transactions                                        7,348,493
Net unrealized appreciation in value of investments and
  translation of other assets and liabilities denominated
  in foreign currencies                                               50,015,685
                                                                  --------------
Net assets applicable to shares outstanding                       $  140,339,913
                                                                  ==============

NET ASSET VALUE PER SHARE ($140,339,913 DIVIDED BY 10,139,926)    $        13.84
                                                                  ==============

MARKET PRICE PER SHARE                                            $        12.10
                                                                  ==============

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME

Income (Note A):
   Dividends                                                     $    2,616,646
   Interest                                                                 218
   Less: Foreign taxes withheld                                          (5,072)
                                                                 --------------
   Total Investment Income                                            2,611,792
                                                                 --------------
Expenses:
   Investment advisory fees (Note B)                                    749,597
   Custodian fees                                                       140,629
   Administration fees (Note B)                                          97,859
   Legal fees                                                            36,743
   Audit fees                                                            35,059
   Printing (Note B)                                                     25,986
   Accounting fees                                                       25,287
   Directors' fees                                                       23,491
   Transfer agent fees                                                   14,172
   NYSE listing fees                                                     13,750
   Insurance                                                             11,169
   Miscellaneous                                                          7,183
   Chilean repatriation taxes (Note A)                                  132,271
                                                                 --------------
   Total Expenses                                                     1,313,196
                                                                 --------------
   Net Investment Income                                              1,298,596
                                                                 --------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
    Investments                                                       6,063,037
    Foreign currency related transactions                               (77,644)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated
  in foreign currencies                                             (13,783,527)
                                                                 --------------
Net realized and unrealized loss on investments and foreign
  currency related transactions                                      (7,798,134)
                                                                 --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   (6,499,538)
                                                                 ==============

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                FOR THE SIX MONTHS        FOR THE YEAR
                                                                                ENDED JUNE 30, 2004           ENDED
                                                                                    (UNAUDITED)         DECEMBER 31, 2003
                                                                                -------------------    -------------------
 INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment income                                                        $         1,298,596    $           725,373
   Net realized gain on investments and foreign currency related transactions             5,985,393              8,997,484
   Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in
    foreign currencies                                                                  (13,783,527)            56,597,737
                                                                                -------------------    -------------------
     Net increase/(decrease) in net assets resulting from operations                     (6,499,538)            66,320,594
                                                                                -------------------    -------------------
Dividends and distributions to shareholders:
   Net investment income                                                                         --               (811,194)
   Net realized gain on investments                                                              --             (3,751,773)
                                                                                -------------------    -------------------
     Total dividends and distributions to shareholders                                           --             (4,562,967)
                                                                                -------------------    -------------------
     Total increase/(decrease) in net assets                                             (6,499,538)            61,757,627
                                                                                -------------------    -------------------

 NET ASSETS

Beginning of period                                                                     146,839,451             85,081,824
                                                                                -------------------    -------------------
End of period*                                                                  $       140,339,913    $       146,839,451
                                                                                ===================    ===================

----------
* Includes undistributed net investment income of $1,927,703 and $629,107, respectively.

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

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                                                                               9

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS~
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                  FOR THE
                                                                SIX MONTHS
                                                                   ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2004        -------------------------------------------
                                                                (UNAUDITED)            2003           2002              2001
                                                               -------------        ----------     ----------        ----------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                           $       14.48        $     8.39     $     9.93        $    11.43
                                                               -------------        ----------     ----------        ----------
Net investment income/(loss)                                            0.13              0.07           0.09*             0.21
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                            (0.77)             6.47          (1.70)            (0.70)
                                                               -------------        ----------     ----------        ----------
Net increase/(decrease) in net assets resulting
  from operations                                                      (0.64)             6.54          (1.61)            (0.49)
                                                               -------------        ----------     ----------        ----------
Dividends and distributions to shareholders:
  Net investment income                                                   --             (0.08)         (0.09)            (0.15)
  Net realized gain on investments and
    foreign currency related transactions                                 --             (0.37)            --             (0.86)
  In excess of net investment income                                      --                --             --                --
                                                               -------------        ----------     ----------        ----------
Total dividends and distributions to shareholders                         --             (0.45)         (0.09)            (1.01)
                                                               -------------        ----------     ----------        ----------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                          --                --           0.16                --
                                                               -------------        ----------     ----------        ----------
Net asset value, end of period                                 $       13.84        $    14.48     $     8.39        $     9.93
                                                               =============        ==========     ==========        ==========
Market value, end of period                                    $       12.10        $    14.10     $     7.25        $     8.43
                                                               =============        ==========     ==========        ==========
Total investment return (a)                                           (14.18)%          100.72%        (12.93)%           13.18%
                                                               =============        ==========     ==========        ==========

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $     140,340        $  146,839     $   85,082        $  134,289
Ratio of expenses to average net assets (b)                             1.84%(d)          1.74%          1.11%             2.71%
Ratio of expenses to average net assets, excluding taxes                1.65%(d)          1.74%          2.01%             1.54%
Ratio of net investment income/(loss) to average net assets             1.82%(d)          0.65%          1.28%(c)          1.91%
Portfolio turnover rate                                                12.71%            31.94%         31.94%            29.81%

----------
~ Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
* Based on actual shares outstanding on February 4, 2002 (prior to the tender offer) and December 31, 2002.
+    Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b)  Ratios include the effect of Chilean repatriation taxes.
(c) Ratio includes the effect of a reversal of Chilean repatriation tax accrual; excluding the reversal, the ratio would have been 0.18%.
(d)  Annualized.

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS~
--------------------------------------------------------------------------------

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                               --------------------------------------------------------
                                                                  2000           1999           1998            1997
                                                               ----------     ----------     ----------      ----------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                           $    15.22     $    12.59     $    21.61      $    22.59
                                                               ----------     ----------     ----------      ----------
Net investment income/(loss)                                        (0.06)+         0.09           0.38            0.10
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                         (3.36)          3.19          (6.88)++         2.32
                                                               ----------     ----------     ----------      ----------
Net increase/(decrease) in net assets resulting
  from operations                                                   (3.42)          3.28          (6.50)           2.42
                                                               ----------     ----------     ----------      ----------
Dividends and distributions to shareholders:
  Net investment income                                             (0.01)         (0.07)         (0.32)             --
  Net realized gain on investments and
    foreign currency related transactions                           (0.58)         (0.58)         (2.20)          (3.40)
  In excess of net investment income                                   --             --             --              --
                                                               ----------     ----------     ----------      ----------
Total dividends and distributions to shareholders                   (0.59)         (0.65)         (2.52)          (3.40)
                                                               ----------     ----------     ----------      ----------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                     0.22             --             --              --
                                                               ----------     ----------     ----------      ----------
Net asset value, end of period                                 $    11.43     $    15.22     $    12.59      $    21.61
                                                               ==========     ==========     ==========      ==========
Market value, end of period                                    $    8.438     $   11.250     $    9.063      $   17.813
                                                               ==========     ==========     ==========      ==========
Total investment return (a)                                        (20.04)%        31.45%        (33.00)%          3.56%
                                                               ==========     ==========     ==========      ==========

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $  154,473     $  218,027     $  180,357      $  303,944
Ratio of expenses to average net assets (b)                          2.98%          2.16%            --            3.34%
Ratio of expenses to average net assets, excluding taxes             1.73%          1.64%          1.62%           1.50%
Ratio of net investment income/(loss) to average net assets         (0.45)%         0.61%          2.29%           0.38%
Portfolio turnover rate                                             24.25%         12.01%          5.39%          35.59%

                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                  1996           1995           1994
                                                               ----------     ----------     ----------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                           $    26.45     $    26.26     $    20.13
                                                               ----------     ----------     ----------
Net investment income/(loss)                                         0.47           0.65           0.42+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                         (3.44)          0.41++         6.24
                                                               ----------     ----------     ----------
Net increase/(decrease) in net assets resulting
  from operations                                                   (2.97)          1.06           6.66
                                                               ----------     ----------     ----------
Dividends and distributions to shareholders:
  Net investment income                                             (0.47)         (0.65)         (0.47)
  Net realized gain on investments and
    foreign currency related transactions                           (0.26)         (0.22)         (0.06)
  In excess of net investment income                                (0.16)            --             --
                                                               ----------     ----------     ----------
Total dividends and distributions to shareholders                   (0.89)         (0.87)         (0.53)
                                                               ----------     ----------     ----------
Anti-dilutive impact due to capital shares tendered
  or repurchased                                                       --             --             --
                                                               ----------     ----------     ----------
Net asset value, end of period                                 $    22.59     $    26.45     $    26.26
                                                               ==========     ==========     ==========
Market value, end of period                                    $   20.875     $   26.000     $   23.063
                                                               ==========     ==========     ==========
Total investment return (a)                                        (16.43)%        16.66%          6.05%
                                                               ==========     ==========     ==========
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $  317,012     $  370,275     $  367,047
Ratio of expenses to average net assets (b)                          1.96%            --             --
Ratio of expenses to average net assets, excluding taxes             1.48%          1.46%          1.39%
Ratio of net investment income/(loss) to average net assets          1.79%          2.39%          1.74%
Portfolio turnover rate                                              4.82%          2.38%          0.86%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. At June 30, 2004, the Fund held 2.49% of its net assets in a security valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $4,392,311 and fair value of $3,489,687. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell. Although this security may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying value, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The Fund accrues foreign taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2004, the Fund accrued $132,271 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund, subject to local investment limitations, may invest up to 20% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly market value or net assets (whichever is lower), 1.15% of the next $50 million and 1.10% of amounts in excess of $100 million. For the six months ended June 30, 2004, CSAM earned $749,597 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 2004, CSAM was reimbursed $9,945 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's Chilean sub-adviser. Celfin receives as compensation for its sub-advisory services, an annual fee, out of the advisory fee payable to CSAM, calculated weekly and paid quarterly, equal to 0.20% of the Fund's average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2004, these sub-advisory fees amounted to $129,738.

For the six months ended June 30, 2004, Celfin earned approximately $49,100 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

a monthly fee that is calculated weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million and 0.04% of amounts in excess of $150 million. For the six months ended June 30, 2004, BSFM earned $52,608 for administrative services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero ("AFCE") serves as the Fund's Chilean administrator. For its services, AFCE is paid a fee, out of the advisory fee payable to CSAM, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund's average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, an annual reimbursement of out-of-pocket expenses and an accounting fee. For the six months ended June 30, 2004, the administration fees, supplemental administration fees and accounting fees amounted to $32,101, $35,306 and $2,983, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2004, Merrill was paid $32,507 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 10,139,926 shares outstanding at June 30, 2004, CSAM owned 14,615 shares.

 NOTE D. INVESTMENT IN SECURITIES

For the six months ended June 30, 2004, purchases and sales of securities, other than short-term investments, were $18,115,420 and $21,307,178, respectively.

 NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. The maximum amount outstanding under the Credit Facility and periodic overdrafts for the Fund was $2,700,000 with an average daily loan balance of $45,022 with an average daily interest rate of 1.50% during the six months ended June 30, 2004. The Fund had no borrowings under the Credit Facility or overdraft at June 30, 2004.

 NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax character of the dividends and distributions paid during the year ended December 31, 2003 for the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

Fund were ordinary income of $811,194 and long-term capital gains of $3,751,773.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2003, the Fund did not incur Post-October losses.

At June 30, 2004, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $91,556,775, $52,098,654, $(2,869,649) and $49,229,005, respectively.

 NOTE G. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 21, 2004, the Annual Meeting of Shareholders of The Chile Fund, Inc. (the "Fund") (the "Meeting") was held and the following matter was voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                               FOR      WITHHELD
----------------                                            ---------   --------
George W. Landau                                            6,372,359     96,923
William W. Priest, Jr.                                      6,362,049    107,233

In addition to the directors re-elected at the Meeting, Enrique R. Arzac, James
J. Cattano and Steven N. Rappaport continue as directors of the Fund.

Effective August 9, 2004, Michael E. Kenneally was appointed as Director, Chairman of the Board, Chief Executive Officer and President. Joseph D. Gallagher, who previously held these positions, resigned from the Fund effective the same day.

--------------------------------------------------------------------------------

 IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:
- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and
-  Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

/ / No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to The Chile Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017.]

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MAY 19, 2004.

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Chile Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are

--------------------------------------------------------------------------------
expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI
02940-3010.


InvestLink is a service mark of EquiServe, L.P.

--------------------------------------------------------------------------------

 PROXY VOTING (UNAUDITED)

The policies and procedures that The Chile Fund, Inc. (the "Fund") uses to determine how to vote proxies relating to its portfolio securities are available:

            -   by calling 1-800-293-1232;

            -   on the Fund's website, www.csam.com/us; or

            - on the website of the Securities and Exchange Commission, http://www.sec.gov.

--------------------------------------------------------------------------------

 OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange, Inc. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston ("CSFB"). As of June 30, 2004, CSAM managed assets of over $335 billion in 14 countries, $12 billion of which is managed in the U.S. by CSFB's Alternative Capital Division, an affiliate of CSAM.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily), THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange, Inc. trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com/us.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund  (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Chile Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS                           ADMINISTRATOR

Enrique R. Arzac          Lead Director                    Bear Stearns Funds Management Inc.
                                                           383 Madison Avenue
James J. Cattano          Director                         New York, NY 10179

George W. Landau          Director                          CUSTODIAN

William W. Priest, Jr.    Director                         Brown Brothers Harriman & Co.
                                                           40 Water Street
Steven N. Rappaport       Director                         Boston, MA 02109

Michael E. Kenneally      Director, Chairman of the         SHAREHOLDER SERVICING AGENT
                          Board, Chief Executive
                          Officer and President            Fleet National Bank
                                                           (c/o EquiServe, L.P.)
Matthew J.K. Hickman      Chief Investment                 P.O. Box 43010
                          Officer                          Providence, RI 02940

Emily Alejos              Investment Officer                INDEPENDENT AUDITORS

Hal Liebes                Senior Vice President            PricewaterhouseCoopers LLP
                                                           Two Commerce Square
Michael A. Pignataro      Chief Financial Officer and      Philadelphia, PA 19103
                          Secretary
                                                            LEGAL COUNSEL
Robert M. Rizza           Treasurer
                                                           Willkie Farr & Gallagher LLP
 INVESTMENT ADVISER                                        787 Seventh Avenue
                                                           New York, NY 10019
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by
independent auditors who do not express an opinion thereon. It is not a                       CH
prospectus, circular or representation intended for use in the purchase or sale             LISTED
of shares of the Fund or of any securities mentioned in this report.                        NYSE(R)
----------------------------------------------------------------------------------------------------
                                                                                          3911-SA-04

ITEM 2. CODE OF ETHICS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2004.

ITEM 10. CONTROLS AND PROCEDURES.
(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       THE CHILE FUND, INC.

       /s/ Michael E. Kenneally
       ------------------------------------
       Name:          Michael E. Kenneally
       Title:         Chief Executive Officer
       Date:          September 1, 2004


       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       /s/ Michael E. Kenneally
       ------------------------------------
       Name:   Michael E. Kenneally
       Title:  Chief Executive Officer
       Date:   September 1, 2004

       /s/ Michael A. Pignataro
       ------------------------------------
       Name:   Michael A. Pignataro
       Title:  Chief Financial Officer
       Date:   September 1, 2004